UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2021

Cushman & Wakefield plc

(Exact name of registrant specified in its charter)

England and Wales	001-38611	98-1193584
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices, including zip code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 3, 2021, Cushman & Wakefield of California, Inc. (“Cushman”), a wholly-owned subsidiary of Cushman & Wakefield plc (the “Company”), and Greystone Select Incorporated (“Greystone”) completed the previously announced strategic investment in Cushman Wakefield Greystone LLC, a newly formed Delaware limited liability company (“NewCo”), pursuant to that certain Contribution Agreement, dated October 19, 2021, by and between Cushman and Greystone (the “Contribution Agreement”), as further discussed in Item 2.01 below. In connection with the closing of the strategic investment, on December 3, 2021, Cushman, Greystone and NewCo entered into an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”).

As contemplated in the Contribution Agreement, Cushman and Greystone own 40% and 60% of the membership interests, respectively, in NewCo issued in respect of the Greystone Select I Business (as defined below), which interests are subject to certain transfer restrictions, among other limitations. In addition, prior to a transfer of all or any part of membership interests to a third party, each member must first offer such membership interests to the other member, subject to certain exceptions including transfer to an affiliate of the transferring member.

The LLC Agreement establishes a board of managers (“Board”) which shall be responsible for managing the business and affairs of NewCo in respect of Greystone Select I Business and shall consist of five individuals, of whom (i) three shall be designated by Greystone and (ii) two shall be designated by Cushman.

The Board may, by majority vote, designate one or more committees. Ordinary course decisions of the Board require simple majority consent. However, pursuant to the LLC Agreement, certain material decisions related to NewCo require the consent of Cushman, including, but not limited to, merger, consolidation, disposition of assets or other business combinations resulting in a change of control; sales of certain assets exceeding various defined thresholds; acquisition, merger or purchase of assets outside the ordinary course of business greater than $50 million or of a direct competitor of the Company; dissolution or winding up of NewCo; incurrence of debt greater than agreed-upon margin levels; removal of the chief executive officer of NewCo and appointment of a successor; and any amendment to the organizational documents of NewCo.

The LLC Agreement provides for customary drag-along rights for Greystone and customary tag-along, special transfer and registration rights for Cushman. In addition, the LLC Agreement provides for a right of first refusal for each of Cushman and Greystone in the event either entity intends to effectuate a permissible transfer of membership interests in NewCo.

As contemplated in the Contribution Agreement, Cushman and Greystone own 1% and 99% of the membership interests, respectively, in NewCo issued in respect of the Greystone Select II Business (as defined below). The LLC Agreement provides cross indemnity rights pursuant to which (a) Greystone Select II Business shall hold harmless and indemnify the Greystone Select I Business against losses incurred as the result of certain acts, omissions or liabilities of the Greystone Select II Business and (b) Greystone Select I Business shall hold harmless and indemnify the Greystone Select II Business against losses incurred as the result of certain acts, omissions or liabilities of the Greystone Select I Business.

The description of the, LLC Agreement contained in this Item 1.01 is qualified in its entirety by the full text of the LLC Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference (a substantially similar form of which was previously filed as an exhibit to the Contribution Agreement) .

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 3, 2021, Cushman and Greystone completed the previously announced strategic investment in which Cushman contributed $500 million, subject to certain post-closing adjustments, in exchange for 40% of the equity interests of NewCo issued in respect of the Greystone Select I Business and (b) 1% of the equity interests of NewCo issued in respect of the Greystone Select II Business, pursuant to the Contribution Agreement. In turn, Greystone contributed to NewCo (a) certain of its origination, lending, investing, loan servicing and special servicing entities (the “Greystone Select I Business”) in exchange for 60% of the equity interests of NewCo issued in respect of the Greystone Select I Business and (b) certain of its lending and investing businesses (the “Greystone Select II Business”) in exchange for 99% of the equity interests of NewCo issued in respect of the Greystone Select II Business.

The description of the Contribution Agreement contained in this Item 2.01 is qualified in its entirety by the full text of the Contribution Agreement, which was filed as Exhibit 2.1 to the Registrant’s Form 8-K filed on October 20, 2021.

Item 7.01	Regulation FD Disclosure.

On December 6, 2021, the Company issued a press release announcing the closing of the strategic investment, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description

10.1*	Amended and Restated Limited Liability Company Agreement of Cushman Wakefield Greystone LLC, dated as of December 3, 2021

99.1	Press release dated December 6, 2021

104	Cover Page Interactive Data file (formatted as Inline XBRL)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2021	CUSHMAN & WAKEFIELD PLC

	By:	/s/ Brett Soloway
	Name:	Brett Soloway
	Title:	Executive Vice President, General Counsel and Corporate Secretary